SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2005

SOMERSET HILLS BANCORP
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation) 155 Morristown Road Bernardsville, New Jersey (Address of principal executive offices)	000-50055 (Commission File Number)	22-3768777 (IRS Employer Identification No.) 07924 (Zip Code)

(908) 221-0100
(Registrant's telephone number, including area code)

Section 8- Other Events

On March 11, 2005, the Registrant issued a Press Release announcing plans to open two new branches. See Exhibit 99.

Item 8.01 Other Events

Exhibit 99- Press Release entitled: Somerset Hills Bank Announces Plans for Two New Branches

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2005	SOMERSET HILLS BANCORP By: /s/Stewart E. McClure, Jr. Stewart E. McClure, Jr. President, Chief Executive Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit 99:	Description Press Release Entitled: Somerset Hills Bank Announces Plans for Two New Branches